UBS PACESM Select Advisors Trust

UBS PACE Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2008

April 8, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Alternative Strategies Investments (the "fund"). A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") has appointed First Quadrant L.P. ("First Quadrant") to serve as an investment advisor to the fund. First Quadrant assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective April 8, 2009. First Quadrant and its investment strategies are described in greater detail below.

Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM") continue to manage other portions of the fund's portfolio as allocated by UBS Global AM and approved by the Board. In connection with the appointment of First Quadrant as an investment advisor to the fund, however, the Board has approved certain changes to the investment strategies of Analytic Investors and Wellington Management. Analytic Investors no longer will employ the index option strategy or the global tactical asset allocation strategy as the Prospectuses and SAI currently disclose, although it will continue to employ its long-short global equity strategy. Similarly, Wellington Management no longer will employ the diversified total return strategy as explained in the Prospectuses and SAI; instead, it will employ an "opportunistic equity plus alpha strategy," which is discussed below in detail. GSAM's principal investment strategies in managing a portion of the fund's portfolio will remain the same.

Due to the changes to Analytic Investors' investment strategies in managing a portion of the fund's portfolio, certain related changes have been made to the portfolio management team of Analytic Investors, which is also discussed below.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Principal investment strategies" beginning on page 93 of the Multi-Class Prospectus and page 97 of the Class P Prospectus is revised by replacing the fourth full

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paragraph through the thirteenth full paragraph of that section in their entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, allocates the fund's assets between investment advisors who employ investment strategies designed to achieve capital appreciation while having a low correlation to traditional equity and fixed income asset classes. UBS Global AM has selected Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant") to serve as the fund's investment advisors.

Analytic Investors, Wellington Management, GSAM and First Quadrant employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Opportunistic Equity Plus Alpha Strategy (Wellington Management);

•  Global LIBOR Plus Strategy (GSAM); and

•  Global Macro Strategy (First Quadrant).

Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS Global AM also may utilize additional or changes to investment strategies with the current investment advisors subject to the oversight of the fund's board of trustees.

Long/short global equity strategy—Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Opportunistic equity plus alpha strategy—Wellington Management employs an "opportunistic equity plus alpha strategy." This strategy is implemented by opportunistically seeking non-core equity exposures (i.e., exposures generally outside of core investments such as non-US small cap, emerging markets equity and sector exposures) that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition to the non-core equity exposures, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments, that are expected to beat their respective benchmarks over time. These allocations represent the "plus alpha" portion of the overall investment strategy; however, there is no guarantee that these other approaches will be successful.

In pursuing its opportunistic equity alpha plus strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depository Receipts) and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.

Wellington Management also may buy or sell: ETFs (i.e., exchange-traded funds); equity-index, interest rate, credit and fixed income index futures; options and options on futures; forward contracts; structured notes; swaps and swap options; and over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities. The fund may also buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies. The fund may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

Global macro strategy—First Quadrant employs a "global macro strategy," pursuant to which it seeks consistent returns. This strategy is implemented by combining several different complex investment techniques. With its assessment of the cyclical nature of risks, First Quadrant uses a "tactical risk allocation" approach which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely.

First Quadrant's global macro strategy also reflects its views on the global markets, based on its belief that the global equity, bond, and currency markets are mutually dependent. To implement its strategy, First Quadrant assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. As a result, a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence a decision to take, or adjust, derivatives positions in other instruments that are tied to other markets or other market types.

First Quadrant's global macro strategy is mostly based on the use of derivatives, and First Quadrant seldom holds securities "long" (i.e., for the long term). It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives as its principal means of implementing its strategy, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, and foreign currencies, and seeks to take advantage of value (and to reduce exposure to certain risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The fund may hold cash or invest its cash balances at such times and in any investments deemed appropriate by First Quadrant, including without limitation cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 98 of the Multi-Class Prospectus and page 102 of the Class P Prospectus is revised by adding the following after the third sentence of the fifth full paragraph of that section:

First Quadrant assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009.

All references to "Scott Barker," "Gregory M. McMurran" and "Robert Murdock," who previously served as portfolio managers for Analytic Investors, are hereby deleted in their entirety from the Prospectuses and SAI.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 134 of the Multi-Class Prospectus and page 134 of the Class P Prospectus is revised by replacing the first, second and third full paragraphs of that section in their entirety with the following:

UBS PACE Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant") serve as investment advisors for UBS PACE Alternative Strategies Investments.

Analytic Investors has offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. As of September 30, 2008, Analytic Investors had approximately $10.7 billion in assets under management. Analytic Investors was founded in 1970 and has served as an investment advisor to the fund since its inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Analytic Investors' portion of the fund. Dennis Bein oversees the team regarding the management of the fund. Under Mr. Bein's direction, Douglas Savarese served as lead portfolio manager for global equity strategies from the fund's inception through July 31, 2006. Effective August 1, 2006, Mr. Savarese became the lead portfolio manager for Japanese equity strategies. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts for the team.

Dennis Bein, Chief Investment Officer and a portfolio manager, joined Analytic Investors in 1995 and has 18 years of industry experience. Douglas Savarese, portfolio manager, joined Analytic Investors in 1999 and has 20 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 6 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 21 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 134 of the Multi-Class Prospectus and page 134 of the Class P Prospectus is revised by adding the following as the last paragraphs of that section:

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of December 31, 2008, First Quadrant had approximately $20 billion in assets under management. First Quadrant is a quantitative investment management boutique founded in 1988 and has served as an investment advisor to the fund since April 2009.

As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Ken Ferguson, Dori Levanoni and Steve Richey are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant.

Ken Ferguson is one of two First Quadrant partners co-heading the firm's global macro strategy research function. He is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Mr. Ferguson was initially focused on tactical asset allocation, currency, and global macro strategies. His responsibilities expanded to include equity research in 2006.

Dori Levanoni is the other First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. On joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Steve Richey is a partner who oversees First Quadrant's derivatives trading program, options-based hedge strategies and option overlay strategies. Prior to joining First Quadrant in 1999, Mr. Richey worked at Pacific Mutual Life Insurance Company and was a research analyst with HCM Capital Management, a Honolulu-based fixed income investment management firm.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second and third sentences of the first full paragraph of that section in their entirety with the following:

Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the four investment advisors who will utilize investment strategies designed to achieve capital appreciation.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the third and fourth full paragraphs of that section in their entirety with the following:

Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts, as indicated in the prospectuses.

Wellington Management primarily employs an opportunistic equity plus alpha strategy as indicated in the prospectuses.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by adding the following after the seventh full paragraph of that section:

As discussed in the prospectuses, First Quadrant employs a global macro strategy that seeks to add value through a disciplined, active quantitative investment process. It uses independent alpha categories (comprised of more than 20 strategies believed by First Quadrant to be uncorrelated) that span a wide variety of asset classes. The global macro strategy tactically allocates risk between these different alpha categories and attempts to take advantage of inefficiencies when there are potential opportunities for gains. Currently, First Quadrant looks at the following alpha categories: (i) global asset class selection; (ii) stock country selection; (iii) bond country selection; (iv) currency selection; and (v) volatility management. However, the number and nature of alpha categories may change over time.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 98 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant"), UBS Global AM (not the fund) pays Analytic Investors a fee on an annual basis of 0.45% of the fund's average daily net assets for the first $200 million, 0.40% of the fund's average daily net assets for the next $200 million and 0.30% of the fund's average daily net assets over $400 million that it manages; Wellington Management a fee on an annual basis of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages; GSAM a fee on an annual basis of 0.80% of the fund's average daily net assets for the first $300 million, 0.75% of the fund's average daily net assets for the next $200 million and 0.70% of the fund's average daily net assets over $500 million that it manages; and First Quadrant a fee on an annual basis of 0.75% of the fund's average daily net assets that it manages. UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors and Wellington Management of $125,092. For fiscal years ended July 31, 2008 and July 31, 2007, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors, Wellington Management and GSAM of $4,621,164 and $1,728,251, respectively. First Quadrant was not yet serving as an investment advisor to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to First Quadrant during those periods.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 98 of the SAI is revised by adding the following as the last full paragraph of that section:

First Quadrant operates as a partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly traded holding company, is the general partner and is intended to always control a majority share, although that share has been at times as low as 51%. Senior operating management controls the remaining ownership interest as individual limited partners of First Quadrant. First Quadrant is registered as an investment adviser with the SEC. First Quadrant is also registered as a commodity trading advisor and commodity pool operator with the Commodities Futures Trading Commission and National Futures Association.

In the section captioned "Proxy voting policies and procedures," the heading "UBS PACE Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP and Goldman Sachs Asset Management, L.P." on page 145 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P. and First Quadrant L.P.

The section captioned "Proxy voting policies and procedures" beginning on page 145 of the SAI is revised by adding the following as the last full paragraph of that section:

First Quadrant L.P. First Quadrant implements its investment strategy by primarily using derivative instruments and does not intend to invest in voting securities on behalf of its clients. As a result, First Quadrant has not adopted any proxy voting policies and procedures.

In the section captioned "Portfolio managers," the heading "UBS PACE Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP and Goldman Sachs Asset Management, L.P." on page 198 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P. and First Quadrant L.P.

The section captioned "Portfolio managers" and sub-headed "Analytic Investors, LLC" beginning on page 198 of the SAI is revised by replacing the third sentence of the first full paragraph of that section in its entirety with the following:

Dennis Bein oversees the team regarding the management of the fund.

The section captioned "Portfolio managers" and sub-headed "Analytic Investors, LLC" beginning on page 198 of the SAI is revised by deleting the tables providing information with respect to the other accounts managed by Scott Barker, Gregory McMurran and Robert Murdock in their entirety.

The following is added after the third full paragraph on page 205 of the SAI:

First Quadrant L.P.
First Quadrant employs a team-based approach in managing its portion of the fund's portfolio. Ken Ferguson, Dori Levanoni and Steve Richey are primary responsible for the day-today management of First Quadrant's portion of the fund's assets.

The following table provides information relating to other accounts managed by Ken Ferguson, Dori Levanoni and Steve Richey as of December 31, 2008.

Ken Ferguson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	12	20
Number of Accounts Managed With Performance-Based Advisory Fees	0	7	10
Assets Managed (in millions)	$262	$2,040	$12,764
Assets Managed With Performance-Based Advisory Fees (in millions)	$0	$1,829	$4,821

Dori Levanoni:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	12	20
Number of Accounts Managed With Performance-Based Advisory Fees	0	7	10
Assets Managed (in millions)	$262	$2,040	$12,764
Assets Managed With Performance-Based Advisory Fees (in millions)	$0	$1,829	$4,821

Steve Richey:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	3	9
Number of Accounts Managed With Performance-Based Advisory Fees	0	3	3
Assets Managed (in millions)	$0	$1,443	$3,777
Assets Managed With Performance-Based Advisory Fees (in millions)	$0	$1,443	$1,322

Potential conflicts of interest. First Quadrant's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. First Quadrant maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation. First Quadrant's compensation structure consists of both a base salary and a bonus, both of which vary depending upon each individual employee's qualifications, their position within First Quadrant, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant's management, and based on individual employee performance. No formulas are used to tie bonus payouts to performance to ensure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of fund shares. As of December 31, 2008, none of the fund's portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.